UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08673

BNY Mellon Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2023

FORM N-CSR

Item 1.

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by Portfolio Manager, Peter D. Goslin, CFA of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Investment Portfolios, MidCap Stock Portfolio (the “fund”) produced a total return of 18.31% for Initial shares, and a total return of 17.99% for Service shares.1 In comparison, the fund’s benchmark, the S&P's MidCap 400® Index (the “Index”), produced a total return of 16.44% for the same period.2

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund outperformed the Index, largely due to the relatively strong performance of growth and quality investment factors in the financials and industrials sectors.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate, as represented by the Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of mid-cap companies.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the Index is a primary goal of the investment process.

The sub-adviser select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings-quality measures.

Next, the fund’s sub-adviser construct the portfolio through a risk-controlled process, focusing on stock selection, as opposed to making proactive decisions as to industry and sector exposure. The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the fund’s benchmark. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Equities Gain as Inflation Eases

Market sentiment proved volatile but positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In January 2023, as the period began, inflation averaged 6.41% on an annualized basis, down from the 9.06% peak set in June 2022 but well above the Fed target of 2%. During the reporting period, the Fed

2

raised the federal funds rate four times to a range of 5.25%−5.50%, while inflation eased to a range of between 3.0% and 3.7% from June through year-end. Although U.S. economic growth and corporate profits occasionally showed signs of stress during this time, indications generally remained surprisingly positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by growth-oriented issues in the information technology and industrials sectors, while the utilities and communication services sectors lagged by a wide margin, producing negative returns. Stocks received an additional boost during the final weeks of 2023, when the Fed signaled the likelihood of multiple rate cuts in 2024 and its view that a recession appeared unlikely given prevailing economic conditions. During those closing weeks, value outperformed growth and dividend yield was rewarded. Nevertheless, for the year as a whole, growth outperformed value by approximately 31%.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. A small number of high-profile, regional bank failures in the United States in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing months of the period. Nevertheless, financial stocks continued to lag the broader market, and small- and mid-cap stocks were hurt by the prospect of more stringent lending requirements. More positively, the reopening of the Chinese economy after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. However, Chinese economic growth continued to falter despite the reopening.

Growth and Earnings-Quality Factors Outperform

In a reversal from 2022, investors rewarded the growth and earnings-quality factors employed by the fund, causing performance to exceed that of the Index. While the fund’s systematic stock-selection approach is based on rankings of valuation, momentum, sentiment and earnings-quality measures rather than focusing on industry or sector exposure, some industries and sectors affected relative returns more than others. We are particularly pleased with the degree to which the fund, which is designed to provide robust downside mitigation during times of market stress, participated in the market’s strong rally.

During the review period, the fund’s positions in the financials and industrials sectors proved most accretive to the fund’s performance relative to the Index. Within financials, the fund benefited from favorable stock selection and a lack of exposure to some of the troubled financial names included in the Index. Top performers among financial holdings included shares in regional banking firm Bank OZK, which gained ground as analysts raised estimates based on the company’s robust loan growth and good credit management, with management announcing record earnings and strong guidance in the third quarter of 2023. Within industrials, holdings in building material products producer Simpson Manufacturing Co., Inc. generated strong returns on investor optimism toward the industry, with robust economic growth and plateauing interest rates fueling higher housing demand. Other notably strong holdings included electrical product maker nVent Electric PLC, engineering firm

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

EMCOR Group, Inc. and construction materials producer Eagle Materials, Inc. While the above-mentioned holdings marginally bolstered relative returns, the performance of any individual holding had limited impact on overall fund performance as the fund invests in a large number of stocks.

On the negative side, the fund underperformed the Index most significantly in the utilities and communication services sectors. Within utilities, a position in Hawaiian Electric Industries, Inc. detracted from relative returns after the company’s electrical lines allegedly sparked a disastrous wildfire on the island of Maui, although the fund limited its losses by selling the position immediately after the event occurred. Other significant individual detractors included gas utility New Jersey Resources, Corp., cable services provider Cable One, Inc., solar energy systems company Enphase Energy, Inc. and medical device maker Integra LifeSciences Holdings Corp.

Maintaining a Systematic, Risk-Controlled Investment Approach

While the economic outlook appears brighter as of the end of the reporting period than it did six months ago, U.S. growth is likely to face additional challenges as the impacts of high interest rates continue to ripple through the economy. The fund is positioned to meet these challenges due to our systematic approach to evaluating securities and building portfolios. This approach has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace.

As of December 31, 2023, the fund holds a large number of individual securities characterized by attractive valuations and improving fundamentals. Sector weightings remain close to those of the Index, with slightly overweight exposure to industrials, health care and consumer staples, and slightly underweight exposure to information technology and financials. As always, overweights and underweights are determined by our bottom-up, factor-driven stock selection process rather than by top-down macroeconomic opinions. We continue to control risks relative to the Index from a sector and market-capitalization standpoint, and believe the fund is well-positioned to benefit from the prevailing market environment.

January 16, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Investment Portfolios, MidCap Stock Portfolio with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in each of the Initial shares and Service shares of BNY Mellon Investment Portfolios, MidCap Stock Portfolio on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2023
	1 Year	5 Years	10 Years
Initial shares	18.31%	10.70%	7.44%
Service shares	17.99%	10.42%	7.17%
S&P MidCap 400® Index	16.44%	12.62%	9.27%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, MidCap Stock Portfolio from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.20	$5.51
Ending value (after expenses)	$1,082.30	$1,080.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.08	$5.35
Ending value (after expenses)	$1,021.17	$1,019.91
†

Expenses are equal to the fund’s annualized expense ratio of .80% for Initial Shares and 1.05% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.9%
Automobiles & Components - 2.2%
Adient PLC	11,139	[a]	405,014
Autoliv, Inc.	7,873		867,526
Fox Factory Holding Corp.	6,377	[a]	430,320
Lear Corp.	4,106		579,808
The Goodyear Tire & Rubber Company	1,985	[a]	28,425
Thor Industries, Inc.	4,560		539,220
Visteon Corp.	3,774	[a]	471,373
			3,321,686
Banks - 5.8%
Bank OZK	31,513		1,570,293
East West Bancorp, Inc.	12,414		893,187
First Financial Bankshares, Inc.	10,454		316,756
Fulton Financial Corp.	4,266		70,218
Hancock Whitney Corp.	18,883		917,525
International Bancshares Corp.	8,136		441,948
New York Community Bancorp, Inc.	46,458		475,265
Synovus Financial Corp.	27,697		1,042,792
UMB Financial Corp.	10,036		838,508
Webster Financial Corp.	2,100		106,596
Wintrust Financial Corp.	23,911		2,217,745
			8,890,833
Capital Goods - 14.8%
Acuity Brands, Inc.	4,649		952,255
Advanced Drainage Systems, Inc.	3,891		547,230
AGCO Corp.	4,415		536,026
Armstrong World Industries, Inc.	2,621		257,697
Axon Enterprise, Inc.	5,052	[a]	1,305,083
Carlisle Cos., Inc.	3,436		1,073,509
Core & Main, Inc., CI. A	3,500	[a]	141,435
Donaldson Co., Inc.	17,933		1,171,922
EMCOR Group, Inc.	11,053		2,381,148
EnerSys	7,974		805,055
Esab Corp.	7,715		668,273
Fortune Brands Innovations, Inc.	19,949		1,518,917
Howmet Aerospace, Inc.	5,789		313,301
ITT, Inc.	14,001		1,670,599
Kennametal, Inc.	2,127		54,855
Lennox International, Inc.	497		222,417
Lincoln Electric Holdings, Inc.	8,291		1,802,961
MSC Industrial Direct Co., Inc., Cl. A	5,860		593,384
nVent Electric PLC	13,140		776,443

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Capital Goods - 14.8% (continued)
Owens Corning	2,871		425,568
Simpson Manufacturing Co., Inc.	8,113		1,606,212
SunPower Corp.	11,199	[a,b]	54,091
Sunrun, Inc.	4,266	[a]	83,742
Terex Corp.	9,170		526,908
The Timken Company	10,466		838,850
Trex Co., Inc.	8,245	[a]	682,604
Valmont Industries, Inc.	2,605		608,294
Watts Water Technologies, Inc., Cl. A	5,665		1,180,246
			22,799,025
Commercial & Professional Services - 3.4%
ASGN, Inc.	8,286	[a]	796,865
Concentrix Corp.	9,805		962,949
ExlService Holdings, Inc.	9,910	[a]	305,724
Genpact Ltd.	12,052		418,325
Insperity, Inc.	5,918		693,708
Paylocity Holding Corp.	4,029	[a]	664,181
Science Applications International Corp.	8,956		1,113,410
The Brink's Company	2,390		210,201
			5,165,363
Consumer Discretionary Distribution & Retail - 3.2%
AutoNation, Inc.	352	[a]	52,863
Bath & Body Works, Inc.	6,219		268,412
Burlington Stores, Inc.	1,391	[a]	270,522
Dick's Sporting Goods, Inc.	2,194		322,408
Etsy, Inc.	1,200	[a]	97,260
Floor & Decor Holdings, Inc., Cl. A	6,000	[a,b]	669,360
GameStop Corp., Cl. A	18,095	[a,b]	317,205
Kohl's Corp.	3,816		109,443
Murphy USA, Inc.	381		135,849
Nordstrom, Inc.	14,300	[b]	263,835
RH	986	[a]	287,399
The Gap, Inc.	54,253		1,134,430
Williams-Sonoma, Inc.	5,278	[b]	1,064,995
			4,993,981
Consumer Durables & Apparel - 7.2%
Brunswick Corp.	6,860		663,705
Capri Holdings Ltd.	10,205	[a]	512,699
Carter's, Inc.	9,934	[b]	743,957
Crocs, Inc.	5,286	[a]	493,765
Deckers Outdoor Corp.	2,061	[a]	1,377,634
Helen of Troy Ltd.	5,182	[a]	626,037
NVR, Inc.	89	[a]	623,040

8

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Consumer Durables & Apparel - 7.2% (continued)
Polaris, Inc.	5,333		505,408
PVH Corp.	8,799		1,074,534
Ralph Lauren Corp.	999		144,056
Skechers USA, Inc., Cl. A	19,351	[a]	1,206,341
Tempur Sealy International, Inc.	10,245		522,188
Toll Brothers, Inc.	5,955		612,114
TopBuild Corp.	4,103	[a]	1,535,589
YETI Holdings, Inc.	9,165	[a]	474,564
			11,115,631
Consumer Services - 3.2%
Boyd Gaming Corp.	14,301		895,386
Choice Hotels International, Inc.	5,014	[b]	568,086
Cracker Barrel Old Country Store, Inc.	916	[b]	70,605
Expedia Group, Inc.	894	[a]	135,700
Graham Holdings Co., Cl. B	640		445,773
Grand Canyon Education, Inc.	7,884	[a]	1,041,003
H&R Block, Inc.	11,897		575,458
MGM Resorts International	6,059		270,716
Royal Caribbean Cruises Ltd.	2,682	[a]	347,292
Travel + Leisure Co.	8,837		345,438
Wingstop, Inc.	912		234,001
			4,929,458
Consumer Staples Distribution & Retail - 2.7%
BJ's Wholesale Club Holdings, Inc.	1,872	[a]	124,788
Casey's General Stores, Inc.	976		268,146
Grocery Outlet Holding Corp.	759	[a]	20,463
Performance Food Group Co.	17,026	[a]	1,177,348
Sprouts Farmers Market, Inc.	24,294	[a]	1,168,784
US Foods Holding Corp.	29,723	[a]	1,349,721
			4,109,250
Energy - 5.2%
Antero Midstream Corp.	36,158		453,060
Antero Resources Corp.	1,559	[a]	35,358
ChampionX Corp.	39,029		1,140,037
Chord Energy Corp.	690		114,699
Halliburton Co.	17,781		642,783
HF Sinclair Corp.	6,927		384,933
Marathon Oil Corp.	7,592		183,423
Matador Resources Co.	14,677		834,534
Murphy Oil Corp.	35,311		1,506,367
Ovintiv, Inc.	13,018		571,751
Range Resources Corp.	30,121		916,883
Southwestern Energy Co.	83,388	[a]	546,191

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Energy - 5.2% (continued)
Valaris Ltd.	4,118	[a]	282,371
Vitesse Energy, Inc.	1,774		38,833
Weatherford International PLC	4,000	[a]	391,320
			8,042,543
Equity Real Estate Investment Trusts - 9.2%
Apartment Income REIT Corp.	32,277	[c]	1,120,980
Brixmor Property Group, Inc.	70,996	[c]	1,652,077
COPT Defense Properties	22,580	[c]	578,725
CubeSmart	10,416	[c]	482,782
Douglas Emmett, Inc.	22,479	[c]	325,946
EastGroup Properties, Inc.	6,652	[c]	1,220,908
EPR Properties	6,634	[c]	321,417
Federal Realty Investment Trust	5,143	[c]	529,986
First Industrial Realty Trust, Inc.	20,243	[c]	1,066,199
Gaming & Leisure Properties, Inc.	4,734	[c]	233,623
Healthpeak Properties, Inc.	15,000	[c]	297,000
Highwoods Properties, Inc.	14,873	[b,c]	341,484
Kilroy Realty Corp.	28,510	[c]	1,135,838
Lamar Advertising Co., Cl. A	6,332	[c]	672,965
National Storage Affiliates Trust	1,900	[c]	78,793
NNN REIT, Inc.	48,423	[c]	2,087,031
Park Hotels & Resorts, Inc.	11,985	[c]	183,371
Rexford Industrial Realty, Inc.	17,851	[c]	1,001,441
STAG Industrial, Inc.	22,991	[c]	902,627
			14,233,193
Financial Services - 5.2%
Affiliated Managers Group, Inc.	2,017		305,414
Essent Group Ltd.	13,491		711,515
Euronet Worldwide, Inc.	7,269	[a]	737,731
Evercore, Inc., Cl. A	1,076		184,050
Federated Hermes, Inc.	24,256		821,308
FirstCash Holdings, Inc.	1,173		127,141
Interactive Brokers Group, Inc., Cl. A	5,523		457,857
Janus Henderson Group PLC	16,580		499,887
MGIC Investment Corp.	22,953		442,763
NCR Atleos Corp.	8,400	[a]	204,036
OneMain Holdings, Inc.	4,978		244,918
SEI Investments Co.	13,091		831,933
SLM Corp.	15,700		300,184
Stifel Financial Corp.	15,496		1,071,548
T. Rowe Price Group, Inc.	680		73,229
The Western Union Company	22,387		266,853

10

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Financial Services - 5.2% (continued)
WEX, Inc.	3,506	[a]	682,092
			7,962,459
Food, Beverage & Tobacco - 2.2%
Celsius Holdings, Inc.	14,105	[a,b]	769,005
Coca-Cola Consolidated, Inc.	601		557,968
Flowers Foods, Inc.	24,785		557,910
Ingredion, Inc.	4,732		513,564
Lancaster Colony Corp.	1,031		171,548
Molson Coors Beverage Co., Cl. B	7,351		449,955
Post Holdings, Inc.	292	[a]	25,714
The Boston Beer Company, Inc., Cl. A	552	[a]	190,766
The J.M. Smucker Company	1,859		234,940
			3,471,370
Health Care Equipment & Services - 5.4%
Acadia Healthcare Co., Inc.	282	[a]	21,928
Amedisys, Inc.	1,867	[a]	177,477
Cardinal Health, Inc.	2,667		268,834
Chemed Corp.	2,502		1,463,044
DexCom, Inc.	2,256	[a]	279,947
Doximity, Inc., Cl. A	10,743	[a,b]	301,234
Encompass Health Corp.	3,028		202,028
Haemonetics Corp.	8,438	[a]	721,533
HealthEquity, Inc.	5,026	[a]	333,224
IDEXX Laboratories, Inc.	166	[a]	92,138
Integra LifeSciences Holdings Corp.	14,699	[a]	640,141
Lantheus Holdings, Inc.	5,351	[a]	331,762
Omnicell, Inc.	5,049	[a]	189,994
Option Care Health, Inc.	24,439	[a]	823,350
Patterson Cos., Inc.	5,704		162,279
Penumbra, Inc.	1,788	[a]	449,754
Progyny, Inc.	11,500	[a]	427,570
QuidelOrtho Corp.	411	[a]	30,291
R1 RCM, Inc.	26,035	[a]	275,190
ResMed, Inc.	695		119,554
Shockwave Medical, Inc.	1,799	[a]	342,817
STAAR Surgical Co.	3,803	[a]	118,692
Tenet Healthcare Corp.	7,023	[a]	530,728
			8,303,509
Household & Personal Products - .1%
Energizer Holdings, Inc.	6,131		194,230
Insurance - 4.3%
American Financial Group, Inc.	2,227		264,768
Cincinnati Financial Corp.	1,846		190,987

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Insurance - 4.3% (continued)
CNO Financial Group, Inc.	24,981		696,970
Kinsale Capital Group, Inc.	1,833		613,890
Loews Corp.	5,478		381,214
Primerica, Inc.	5,187		1,067,277
Reinsurance Group of America, Inc.	5,827		942,692
RenaissanceRe Holdings Ltd.	2,094		410,424
Selective Insurance Group, Inc.	4,501		447,759
The Hartford Financial Services Group, Inc.	5,155		414,359
Unum Group	19,881		899,019
W.R. Berkley Corp.	4,283		302,894
			6,632,253
Materials - 6.7%
Avient Corp.	20,700		860,499
Axalta Coating Systems Ltd.	4,207	[a]	142,912
Cabot Corp.	11,703		977,201
Cleveland-Cliffs, Inc.	41,744	[a]	852,412
Commercial Metals Co.	9,553		478,032
Crown Holdings, Inc.	7,251		667,745
Eagle Materials, Inc.	8,733		1,771,402
Graphic Packaging Holding Co.	7,506		185,023
Greif, Inc., Cl. A	5,611		368,025
Ingevity Corp.	1,772	[a]	83,674
NewMarket Corp.	1,343		733,050
Olin Corp.	943		50,875
Reliance Steel & Aluminum Co.	3,902		1,091,311
RPM International, Inc.	4,734		528,456
Sonoco Products Co.	4,697		262,421
The Mosaic Company	3,165		113,085
The Scotts Miracle-Gro Company	6,000	[b]	382,500
United States Steel Corp.	14,695		714,912
			10,263,535
Media & Entertainment - 2.0%
Cable One, Inc.	1,654		920,600
Spotify Technology SA	1,770	[a]	332,601
TEGNA, Inc.	11,642		178,123
The New York Times Company, Cl. A	15,876		777,765
The Trade Desk, Inc., Cl. A	3,394	[a]	244,232
TripAdvisor, Inc.	16,138	[a]	347,451
Ziff Davis, Inc.	2,323	[a]	156,082
ZoomInfo Technologies, Inc.	5,215	[a]	96,425
			3,053,279

12

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 3.2%
Agilent Technologies, Inc.	1,859		258,457
Azenta, Inc.	1,200	[a]	78,168
Bruker Corp.	8,234		605,034
Exelixis, Inc.	21,702	[a]	520,631
Halozyme Therapeutics, Inc.	10,158	[a]	375,440
Jazz Pharmaceuticals PLC	4,662	[a]	573,426
Medpace Holdings, Inc.	3,893	[a]	1,193,321
Neurocrine Biosciences, Inc.	982	[a]	129,388
Perrigo Co. PLC	12,317		396,361
Repligen Corp.	2,536	[a]	455,973
United Therapeutics Corp.	466	[a]	102,469
West Pharmaceutical Services, Inc.	569		200,356
			4,889,024
Semiconductors & Semiconductor Equipment - 2.1%
Allegro MicroSystems, Inc.	13,596	[a]	411,551
Amkor Technology, Inc.	5,265		175,167
Cirrus Logic, Inc.	901	[a]	74,954
Enphase Energy, Inc.	133	[a]	17,575
Lattice Semiconductor Corp.	17,583	[a,b]	1,213,051
Power Integrations, Inc.	1,588		130,391
Rambus, Inc.	6,000	[a]	409,500
Synaptics, Inc.	6,594	[a]	752,244
Wolfspeed, Inc.	542	[a,b]	23,582
			3,208,015
Software & Services - 3.5%
ACI Worldwide, Inc.	7,251	[a]	221,881
Ansys, Inc.	398	[a]	144,426
Commvault Systems, Inc.	6,122	[a]	488,842
Dolby Laboratories, Inc., Cl. A	1,761		151,763
Dynatrace, Inc.	16,432	[a]	898,666
GoDaddy, Inc., Cl. A	7,053	[a]	748,746
HubSpot, Inc.	522	[a]	303,042
MongoDB, Inc.	873	[a]	356,926
Qualys, Inc.	4,015	[a]	788,064
RingCentral, Inc., Cl. A	3,350	[a]	113,733
Smartsheet, Inc., Cl. A	7,302	[a]	349,182
Teradata Corp.	11,283	[a]	490,923
Zscaler, Inc.	1,666	[a]	369,119
			5,425,313
Technology Hardware & Equipment - 3.1%
Belden, Inc.	5,084		392,739
Calix, Inc.	5,161	[a]	225,484
Cognex Corp.	14,382		600,305

13

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.9% (continued)
Technology Hardware & Equipment - 3.1% (continued)
Crane NXT Co.		3,748		213,149
Keysight Technologies, Inc.		1,524	[a]	242,453
Littelfuse, Inc.		1,941		519,334
Novanta, Inc.		2,300	[a]	387,343
Super Micro Computer, Inc.		3,802	[a]	1,080,757
Vishay Intertechnology, Inc.		11,416		273,642
Vontier Corp.		13,316		460,068
Xerox Holdings Corp.		18,038		330,637
				4,725,911
Telecommunication Services - .0%
Lumen Technologies, Inc.		42,307	[a]	77,422
Transportation - 1.5%
Avis Budget Group, Inc.		1,446		256,318
Hertz Global Holdings, Inc.		31,800	[a,b]	330,402
Landstar System, Inc.		3,715		719,410
RXO, Inc.		2,392	[a]	55,638
Ryder System, Inc.		1,148		132,089
Saia, Inc.		1,704	[a]	746,727
				2,240,584
Utilities - 3.7%
ALLETE, Inc.		4,967		303,782
Black Hills Corp.		6,780		365,781
Brookfield Renewable Corp., Cl. A		3,593	[b]	103,442
National Fuel Gas Co.		7,002		351,290
New Jersey Resources Corp.		29,423		1,311,677
NorthWestern Energy Group, Inc.		7,800		396,942
OGE Energy Corp.		41,356		1,444,565
ONE Gas, Inc.		13,202		841,231
PPL Corp.		3,326		90,135
Spire, Inc.		7,775		484,694
				5,693,539
Total Common Stocks (cost $131,487,927)				153,741,406
	1-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $217,462)	5.43	217,462	[d]	217,462

14

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,034,578)	5.43	1,034,578	[d]	1,034,578
Total Investments (cost $132,739,967)		100.7%		154,993,446
Liabilities, Less Cash and Receivables		(.7%)		(1,034,184)
Net Assets		100.0%		153,959,262

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $6,582,367 and the value of the collateral was $6,829,206, consisting of cash collateral of $1,034,578 and U.S. Government & Agency securities valued at $5,794,628. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	19.6
Consumer Discretionary	15.8
Financials	15.3
Real Estate	9.2
Information Technology	8.7
Health Care	8.6
Materials	6.7
Energy	5.2
Consumer Staples	5.1
Utilities	3.7
Communication Services	2.0
Investment Companies	.8
100.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	204,325	17,024,866	(17,011,729)	217,462	36,642

15

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers (continued)
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .7%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	-	10,036,262	(9,001,684)	1,034,578	6,580	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	395,636	10,385,862	(10,781,498)	-	15,478	†††
Total - .8%	599,961	37,446,990	(36,794,911)	1,252,040	58,700

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,582,367)—Note 1(c):
Unaffiliated issuers	131,487,927	153,741,406
Affiliated issuers	1,252,040	1,252,040
Cash		122
Dividends and securities lending income receivable		186,769
Receivable for shares of Beneficial Interest subscribed		28,137
Prepaid expenses		2,891
		155,211,365
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		118,431
Liability for securities on loan—Note 1(c)		1,034,578
Payable for shares of Beneficial Interest redeemed		28,398
Trustees’ fees and expenses payable		1,456
Other accrued expenses		69,240
		1,252,103
Net Assets ($)		153,959,262
Composition of Net Assets ($):
Paid-in capital		128,565,865
Total distributable earnings (loss)		25,393,397
Net Assets ($)		153,959,262

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	71,569,857	82,389,405
Shares Outstanding	3,832,288	4,439,082
Net Asset Value Per Share ($)	18.68	18.56

See notes to financial statements.

17

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $495 foreign taxes withheld at source):
Unaffiliated issuers	2,413,016
Affiliated issuers	36,642
Income from securities lending—Note 1(c)	22,058
Total Income	2,471,716
Expenses:
Management fee—Note 3(a)	1,089,677
Distribution fees—Note 3(b)	192,910
Professional fees	87,991
Chief Compliance Officer fees—Note 3(b)	23,300
Prospectus and shareholders’ reports	18,742
Custodian fees—Note 3(b)	9,807
Trustees’ fees and expenses—Note 3(c)	8,153
Loan commitment fees—Note 2	3,677
Shareholder servicing costs—Note 3(b)	1,623
Registration fees	82
Miscellaneous	17,425
Total Expenses	1,453,387
Less—reduction in expenses due to undertaking—Note 3(a)	(93,848)
Less—reduction in fees due to earnings credits—Note 3(b)	(1,356)
Net Expenses	1,358,183
Net Investment Income	1,113,533
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,392,346
Net change in unrealized appreciation (depreciation) on investments	20,584,026
Net Realized and Unrealized Gain (Loss) on Investments	22,976,372
Net Increase in Net Assets Resulting from Operations	24,089,905

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	1,113,533	968,207
Net realized gain (loss) on investments	2,392,346	4,581,246
Net change in unrealized appreciation (depreciation) on investments	20,584,026	(30,573,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,089,905	(25,023,617)
Distributions ($):
Distributions to shareholders:
Initial Shares	(2,732,335)	(18,340,389)
Service Shares	(2,928,128)	(20,055,380)
Total Distributions	(5,660,463)	(38,395,769)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,761,718	3,695,708
Service Shares	8,440,100	3,358,212
Distributions reinvested:
Initial Shares	2,732,335	18,340,389
Service Shares	2,928,128	20,055,380
Cost of shares redeemed:
Initial Shares	(10,207,826)	(12,103,935)
Service Shares	(10,811,497)	(13,064,924)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,157,042)	20,280,830
Total Increase (Decrease) in Net Assets	15,272,400	(43,138,556)
Net Assets ($):
Beginning of Period	138,686,862	181,825,418
End of Period	153,959,262	138,686,862
Capital Share Transactions (Shares):
Initial Shares
Shares sold	221,542	205,037
Shares issued for distributions reinvested	168,975	981,820
Shares redeemed	(598,796)	(652,269)
Net Increase (Decrease) in Shares Outstanding	(208,279)	534,588
Service Shares
Shares sold	486,459	192,296
Shares issued for distributions reinvested	181,871	1,078,246
Shares redeemed	(639,464)	(714,713)
Net Increase (Decrease) in Shares Outstanding	28,866	555,829

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	16.46	24.77	19.93	18.64	16.80
Investment Operations:
Net investment income[a]	.15	.14	.15	.13	.13
Net realized and unrealized gain (loss) on investments	2.76	(2.97)	4.97	1.30	3.15
Total from Investment Operations	2.91	(2.83)	5.12	1.43	3.28
Distributions:
Dividends from net investment income	(.14)	(.16)	(.14)	(.14)	(.12)
Dividends from net realized gain on investments	(.55)	(5.32)	(.14)	-	(1.32)
Total Distributions	(.69)	(5.48)	(.28)	(.14)	(1.44)
Net asset value, end of period	18.68	16.46	24.77	19.93	18.64
Total Return (%)	18.31	(14.08)	25.89	8.11	20.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.86	.86	.87	.86
Ratio of net expenses to average net assets	.80	.80	.85	.87	.86
Ratio of net investment income to average net assets	.90	.77	.63	.81	.73
Portfolio Turnover Rate	66.09	81.37	90.95	92.40	82.88
Net Assets, end of period ($ x 1,000)	71,570	66,522	86,837	75,649	76,835

a Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended December 31,
Service Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	16.36	24.64	19.84	18.53	16.71
Investment Operations:
Net investment income[a]	.11	.09	.09	.09	.09
Net realized and unrealized gain (loss) on investments	2.73	(2.95)	4.95	1.31	3.12
Total from Investment Operations	2.84	(2.86)	5.04	1.40	3.21
Distributions:
Dividends from net investment income	(.09)	(.10)	(.10)	(.09)	(.07)
Dividends from net realized gain on investments	(.55)	(5.32)	(.14)	-	(1.32)
Total Distributions	(.64)	(5.42)	(.24)	(.09)	(1.39)
Net asset value, end of period	18.56	16.36	24.64	19.84	18.53
Total Return (%)	17.99	(14.29)	25.56	7.85	19.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.11	1.11	1.12	1.11
Ratio of net expenses to average net assets	1.05	1.05	1.10	1.12	1.11
Ratio of net investment income to average net assets	.65	.52	.38	.56	.48
Portfolio Turnover Rate	66.09	81.37	90.95	92.40	82.88
Net Assets, end of period ($ x 1,000)	82,389	72,165	94,989	77,862	74,454

a Based on average shares outstanding.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

MidCap Stock Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V,4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

22

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

23

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

24

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	153,741,406	-	-	153,741,406
Investment Companies	1,252,040	-	-	1,252,040

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the

25

NOTES TO FINANCIAL STATEMENTS (continued)

fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2023, BNY Mellon earned $3,004 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	6,582,367		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	6,582,367		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(6,582,367)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net

26

investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,217,040, undistributed capital gains $2,114,046 and unrealized appreciation $22,062,311.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $970,208 and $14,075,337, and long-term capital gains $4,690,255 and $24,320,432, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the

27

NOTES TO FINANCIAL STATEMENTS (continued)

fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2023 through May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expense, pursuant to undertaking, amount to $93,848 during the period ended December 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2023, Service shares were charged $192,910 pursuant to the Distribution Plan.

28

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $1,357 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,356.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2023, the fund was charged $9,807 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $23,300 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $96,540, Distribution Plan fees of $17,163, Custodian fees of $5,581, Chief Compliance Officer fees of $6,088 and Transfer Agent fees of $231, which are offset against an expense reimbursement currently in effect in the amount of $7,172.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2023, amounted to $95,721,870 and $103,401,780, respectively.

At December 31, 2023, the cost of investments for federal income tax purposes was $132,931,135; accordingly, accumulated net unrealized appreciation on investments was $22,062,311, consisting of $28,110,018 gross unrealized appreciation and $6,047,707 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MidCap Stock Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MidCap Stock Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios(the “Trust”)), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2024

31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2023 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund hereby reports $.5504 per share as a long-term capital gain distribution paid on March 30, 2023.

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 1-2, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment advisory personnel, resources and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of small-cap core funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended May 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all small-cap core funds underlying VIPs, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for each period, except the three-, five- and ten-year periods when the fund’s total return performance was below the Performance Group medians, and was above the Performance Universe median for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 fees,

34

shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

36

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1998)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

J. Charles Cardona (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 38

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Isabel P. Dunst (76)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-December 2021)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (80)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 29

———————

Robin A. Melvin (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

38

Roslyn M. Watson (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 57

———————

Tamara Belinfanti (48)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (82)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

39

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

40

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

41

For More Information

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0174AR1223

Reports to Stockholders.

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by Portfolio Managers David France, Todd Frysinger, Vlasta Sheremeta, Michael Stoll and Marlene Walker Smith of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio’s (the “fund”) Service Shares produced a total return of 15.39%.1 In comparison, the fund’s benchmark, the S&P SmallCap 600® Index (the “Index”), produced a 16.05% total return for the same period.2,3

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally invests in all of the stocks that comprise the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

Equities Gain as Inflation Eases

Market sentiment proved volatile but generally positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In January 2023, as the period began, inflation averaged 6.41% on an annualized basis, down from the 9.06% peak set in June 2022 but well above the Fed target of 2%. During the reporting period, the Fed raised the federal funds rate four times to a range of 5.25%−5.50%, with the last increase in July. Inflation eased steadily during the first half of the year, settling into a range of between 3.0% and 3.7% from June through year-end. Although U.S. economic growth and corporate profits occasionally showed signs of stress throughout the year, indications remained surprisingly positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance. Stocks received an additional boost during the final weeks of 2023, when the Fed signaled the likelihood of multiple rate cuts in 2024 and its view that a recession appeared unlikely given prevailing economic conditions.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. A small number of high-profile, regional bank failures in the United States in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground later in the period. Nevertheless, financial stocks continued to lag the broader market, and small- and mid-cap stocks were hurt by the prospect of more stringent lending requirements. More positively, the reopening of the Chinese economy after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. However, Chinese economic growth continued to falter despite the reopening.

Small-Cap Stocks Stage a Late Rally

Disparities in performance between investment style, sector and capitalization size characterized market behavior during the reporting period, with much of the market’s strength driven by a relatively small number of mega-cap growth-oriented stocks, especially during the first 10 months of the year.

However, market strength broadened during the last two months of the period, when small-cap stocks outperformed their large-cap counterparts by a significant margin.

Despite the high interest rate environment, which has historically bolstered value-oriented stocks, growth-oriented shares outperformed as investors focused on economic growth and the prospects of eventual rate cuts. Within the Index, industrials delivered the strongest gains, followed by consumer discretionary and information technology. Conversely, the interest-rate-sensitive utilities sector generated the weakest returns, followed by health care, where speculative biotechnology companies fell out of favor as the lending environment grew more costly and restrictive. Energy generated the next-weakest returns, as oil and gas prices slumped despite attempts by the OPEC+ group of petroleum exporting nations to raise prices by reducing supply.

The fund’s use of derivatives during the period was limited to futures contracts employed to offset the impact of cash and better track the performance of the Index.

Continued Challenges with Potential Upside

While the U.S. economic outlook appears brighter as of the end of the reporting period than it did in 2022, U.S. growth is likely to face additional challenges as the impacts of high interest rates continue to ripple through the economy. Equity markets also face additional risks from a host of unresolved geopolitical issues, including the ongoing war in Ukraine; the more recent outbreak of hostilities in the Middle East, which threatens energy supplies as well as global shipping routes; and simmering tensions between China and the West, centered on the independence of Taiwan. Nevertheless, U.S. economic prospects continue to surprise to the upside, with a soft economic landing looking like an increasingly plausible result of current trends.

January 16, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “Standard & Poor’s® SmallCap 600 Index” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio’s Service shares with a hypothetical investment of $10,000 in the S&P SmallCap 600® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical $10,000 investment made in Service shares of BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2023
	1 Year	5 Years	10 Years
Portfolio	15.39%	10.41%	8.04%
S&P SmallCap 600® Index	16.05%	11.03%	8.66%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

Expenses paid per $1,000†	$3.16
Ending value (after expenses)	$1,091.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

Expenses paid per $1,000†	$3.06
Ending value (after expenses)	$1,022.18
†	Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.0%
Automobiles & Components - 1.5%
American Axle & Manufacturing Holdings, Inc.	58,302	[a]	513,641
Dana, Inc.	63,477		927,399
Dorman Products, Inc.	14,151	[a]	1,180,335
Gentherm, Inc.	16,372	[a]	857,238
LCI Industries	12,631	[b]	1,587,843
Patrick Industries, Inc.	10,329		1,036,515
Phinia, Inc.	23,078		699,033
Standard Motor Products, Inc.	9,221		367,088
Winnebago Industries, Inc.	14,934		1,088,390
XPEL, Inc.	10,616	[a]	571,672
			8,829,154
Banks - 9.4%
Ameris Bancorp	32,255		1,711,128
Atlantic Union Bankshares Corp.	37,623		1,374,744
Axos Financial, Inc.	25,596	[a]	1,397,542
Banc of California, Inc.	64,929		871,996
BancFirst Corp.	7,285		709,049
Bank of Hawaii Corp.	19,816	[b]	1,435,867
BankUnited, Inc.	37,087		1,202,731
Banner Corp.	17,013		911,216
Berkshire Hills Bancorp, Inc.	21,310		529,127
Brookline Bancorp, Inc.	45,047		491,463
Capitol Federal Financial, Inc.	62,595		403,738
Cathay General Bancorp	36,362		1,620,654
Central Pacific Financial Corp.	13,684		269,301
City Holding Co.	7,374		813,057
Community Bank System, Inc.	26,530		1,382,478
Customers Bancorp, Inc.	14,149	[a]	815,265
CVB Financial Corp.	65,972		1,331,975
Dime Community Bancshares, Inc.	17,601		473,995
Eagle Bancorp, Inc.	14,793		445,861
FB Financial Corp.	17,396		693,231
First Bancorp/NC	20,508		759,001
First Bancorp/Puerto Rico	85,893		1,412,940
First Commonwealth Financial Corp.	50,650		782,036
First Financial Bancorp	47,344		1,124,420
First Hawaiian, Inc.	63,477		1,451,084
Fulton Financial Corp.	82,204		1,353,078
Hanmi Financial Corp.	15,331		297,421
Heritage Financial Corp.	17,686		378,304

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Banks - 9.4% (continued)
Hilltop Holdings, Inc.	22,806		802,999
Hope Bancorp, Inc.	60,168		726,829
Independent Bank Corp.	21,861		1,438,672
Independent Bank Group, Inc.	18,071		919,452
Lakeland Financial Corp.	12,797		833,853
National Bank Holdings Corp., Cl. A	18,993		706,350
NBT Bancorp, Inc.	23,430		981,951
Northfield Bancorp, Inc.	20,490		257,764
Northwest Bancshares, Inc.	63,867		797,060
OFG Bancorp	23,375		876,095
Pacific Premier Bancorp, Inc.	47,784		1,390,992
Park National Corp.	7,096		942,775
Pathward Financial, Inc.	12,908		683,220
Preferred Bank	6,212		453,787
Provident Financial Services, Inc.	37,813		681,768
Renasant Corp.	27,908		939,941
S&T Bancorp, Inc.	19,235		642,834
Seacoast Banking Corp. of Florida	42,420		1,207,273
ServisFirst Bancshares, Inc.	24,418		1,626,971
Simmons First National Corp., Cl. A	62,351		1,237,044
Southside Bancshares, Inc.	14,257		446,529
Stellar Bancorp, Inc.	23,090		642,826
The Bancorp, Inc.	26,761	[a]	1,031,904
Tompkins Financial Corp.	6,297		379,268
Triumph Financial, Inc.	10,909	[a]	874,684
TrustCo Bank Corp.	9,704		301,309
Trustmark Corp.	30,746		857,198
United Community Banks, Inc.	59,156		1,730,905
Veritex Holdings, Inc.	26,997		628,220
WaFd, Inc.	32,209		1,061,609
Westamerica Bancorporation	13,339		752,453
WSFS Financial Corp.	30,240		1,388,923
			54,686,160
Capital Goods - 11.7%
3D Systems Corp.	67,010	[a]	425,514
AAON, Inc.	33,645		2,485,357
AAR Corp.	16,743	[a]	1,044,763
AeroVironment, Inc.	13,094	[a]	1,650,368
Alamo Group, Inc.	5,161		1,084,791
Albany International Corp., Cl. A	15,581		1,530,366
American Woodmark Corp.	8,219	[a]	763,134
Apogee Enterprises, Inc.	11,038		589,540
Applied Industrial Technologies, Inc.	19,336		3,339,134

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 11.7% (continued)
Arcosa, Inc.	24,328		2,010,466
Armstrong World Industries, Inc.	21,932		2,156,354
Astec Industries, Inc.	11,222		417,458
AZZ, Inc.	12,518		727,171
Barnes Group, Inc.	25,050		817,382
Boise Cascade Co.	19,747		2,554,472
DXP Enterprises, Inc.	6,575	[a]	221,578
Dycom Industries, Inc.	14,645	[a]	1,685,493
Encore Wire Corp.	7,871		1,681,246
Enerpac Tool Group Corp.	27,125		843,316
EnPro, Inc.	10,389		1,628,372
ESCO Technologies, Inc.	12,899		1,509,570
Federal Signal Corp.	30,329		2,327,447
Franklin Electric Co., Inc.	19,798		1,913,477
Gibraltar Industries, Inc.	15,176	[a]	1,198,600
GMS, Inc.	20,263	[a]	1,670,279
Granite Construction, Inc.	21,862	[b]	1,111,901
Griffon Corp.	20,446		1,246,184
Hayward Holdings, Inc.	63,279	[a]	860,594
Hillenbrand, Inc.	35,038		1,676,568
Insteel Industries, Inc.	9,563		366,167
John Bean Technologies Corp.	15,872		1,578,470
Kaman Corp.	13,820		330,989
Kennametal, Inc.	39,455		1,017,544
Lindsay Corp.	5,544		716,063
Masterbrand, Inc.	63,254	[a]	939,322
Mercury Systems, Inc.	25,946	[a]	948,845
Moog, Inc., Cl. A	14,379		2,081,792
Mueller Industries, Inc.	56,598		2,668,596
MYR Group, Inc.	8,347	[a]	1,207,227
National Presto Industries, Inc.	2,592		208,086
NOW, Inc.	53,168	[a]	601,862
PGT Innovations, Inc.	28,496	[a]	1,159,787
Powell Industries, Inc.	4,529		400,364
Proto Labs, Inc.	12,731	[a]	496,000
Quanex Building Products Corp.	16,497		504,313
Resideo Technologies, Inc.	72,870	[a]	1,371,413
Rush Enterprises, Inc., Cl. A	30,631		1,540,739
SPX Technologies, Inc.	22,783	[a]	2,301,311
Standex International Corp.	5,891		933,017
SunPower Corp.	44,059	[a,b]	212,805
Tennant Co.	9,382		869,618
The Greenbrier Companies, Inc.	15,575		688,104

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 11.7% (continued)
Titan International, Inc.	25,413	[a]	378,145
Trinity Industries, Inc.	40,852		1,086,255
Triumph Group, Inc.	38,030	[a]	630,537
Vicor Corp.	11,428	[a]	513,574
Wabash National Corp.	22,839		585,135
			67,506,975
Commercial & Professional Services - 3.3%
ABM Industries, Inc.	32,683		1,465,179
Brady Corp., Cl. A	22,373		1,313,071
CoreCivic, Inc.	56,136	[a]	815,656
CSG Systems International, Inc.	14,234		757,391
Deluxe Corp.	21,595		463,213
Enviri Corp.	40,656	[a]	365,904
Forrester Research, Inc.	5,948	[a]	159,466
Healthcare Services Group, Inc.	36,534		378,858
Heidrick & Struggles International, Inc.	10,290		303,864
HNI Corp.	23,183		969,745
Interface, Inc.	29,798		376,051
Kelly Services, Inc., Cl. A	15,737		340,234
Korn Ferry	26,331		1,562,745
Liquidity Services, Inc.	11,579	[a]	199,275
Matthews International Corp., Cl. A	15,260		559,279
MillerKnoll, Inc.	36,672		978,409
NV5 Global, Inc.	6,353	[a]	705,945
Openlane, Inc.	53,939	[a]	798,837
Pitney Bowes, Inc.	74,889		329,512
Resources Connection, Inc.	16,219		229,823
The GEO Group, Inc.	60,875	[a]	659,276
TrueBlue, Inc.	15,901	[a]	243,921
TTEC Holdings, Inc.	9,345		202,506
UniFirst Corp.	7,506		1,372,922
Verra Mobility Corp.	82,962	[a]	1,910,615
Vestis Corp.	64,681		1,367,356
Viad Corp.	10,492	[a]	379,810
			19,208,863
Consumer Discretionary Distribution & Retail - 5.1%
Abercrombie & Fitch Co., Cl. A	25,077	[a]	2,212,293
Academy Sports & Outdoors, Inc.	37,176		2,453,616
Advance Auto Parts, Inc.	29,655		1,809,845
American Eagle Outfitters, Inc.	92,586		1,959,120
America's Car-Mart, Inc.	2,793	[a]	211,626
Asbury Automotive Group, Inc.	10,264	[a]	2,309,092
Boot Barn Holdings, Inc.	15,182	[a]	1,165,370

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Consumer Discretionary Distribution & Retail - 5.1% (continued)
Caleres, Inc.	16,490		506,738
Chico's FAS, Inc.	62,596	[a]	474,478
Designer Brands, Inc., Cl. A	21,901		193,824
Foot Locker, Inc.	40,677		1,267,089
Group 1 Automotive, Inc.	6,901		2,103,011
Guess?, Inc.	13,292		306,514
Haverty Furniture Cos., Inc.	6,803		241,507
Hibbett, Inc.	6,190		445,804
Kohl's Corp.	55,229		1,583,968
Leslie's, Inc.	91,367	[a]	631,346
MarineMax, Inc.	9,754	[a]	379,431
Monro, Inc.	15,688		460,286
National Vision Holdings, Inc.	39,329	[a]	823,156
Sally Beauty Holdings, Inc.	53,725	[a]	713,468
Shoe Carnival, Inc.	8,836		266,936
Signet Jewelers Ltd.	22,396	[b]	2,402,195
Sonic Automotive, Inc., Cl. A	7,437		418,034
The Buckle, Inc.	14,829		704,674
The ODP Corp.	16,618	[a]	935,593
Upbound Group, Inc.	22,238		755,425
Urban Outfitters, Inc.	28,217	[a]	1,007,065
Victoria's Secret & Co.	38,227	[a,b]	1,014,545
			29,756,049
Consumer Durables & Apparel - 4.9%
Cavco Industries, Inc.	3,865	[a]	1,339,686
Century Communities, Inc.	14,130		1,287,808
Ethan Allen Interiors, Inc.	11,185		357,025
G-III Apparel Group Ltd.	20,289	[a]	689,420
Green Brick Partners, Inc.	12,761	[a]	662,806
Hanesbrands, Inc.	176,653		787,872
Installed Building Products, Inc.	11,770		2,151,791
iRobot Corp.	14,068	[a]	544,432
Kontoor Brands, Inc.	24,910		1,554,882
La-Z-Boy, Inc.	21,327		787,393
LGI Homes, Inc.	10,230	[a]	1,362,227
M.D.C. Holdings, Inc.	29,634		1,637,278
M/I Homes, Inc.	13,916	[a]	1,916,790
Meritage Homes Corp.	18,320		3,191,344
Movado Group, Inc.	8,043		242,496
Newell Brands, Inc.	190,069		1,649,799
Oxford Industries, Inc.	7,262		726,200
Sonos, Inc.	63,673	[a,b]	1,091,355

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Consumer Durables & Apparel - 4.9% (continued)
Steven Madden Ltd.	34,966	[b]	1,468,572
Sturm Ruger & Co., Inc.	8,740		397,233
Topgolf Callaway Brands Corp.	70,514	[a]	1,011,171
Tri Pointe Homes, Inc.	48,350	[a]	1,711,590
Vista Outdoor, Inc.	29,227	[a]	864,242
Wolverine World Wide, Inc.	39,098		347,581
Worthington Enterprises, Inc.	15,113	[b]	869,753
			28,650,746
Consumer Services - 3.0%
Adtalem Global Education, Inc.	19,854	[a]	1,170,393
BJ's Restaurants, Inc.	11,569	[a]	416,600
Bloomin' Brands, Inc.	43,356		1,220,471
Brinker International, Inc.	21,956	[a]	948,060
Chuy's Holdings, Inc.	8,535	[a]	326,293
Cracker Barrel Old Country Store, Inc.	10,962	[b]	844,951
Dave & Buster's Entertainment, Inc.	17,175	[a]	924,874
Dine Brands Global, Inc.	7,655		380,071
Frontdoor, Inc.	39,667	[a]	1,397,072
Golden Entertainment, Inc.	10,706		427,491
Jack in the Box, Inc.	9,968		813,688
Mister Car Wash, Inc.	46,423	[a,b]	401,095
Monarch Casino & Resort, Inc.	6,666		460,954
Papa John's International, Inc.	16,355	[b]	1,246,742
Perdoceo Education Corp.	33,010		579,656
Sabre Corp.	189,146	[a]	832,242
Shake Shack, Inc., Cl. A	18,777	[a]	1,391,751
Six Flags Entertainment Corp.	35,678	[a]	894,804
Strategic Education, Inc.	10,968		1,013,114
Stride, Inc.	19,818	[a]	1,176,595
The Cheesecake Factory, Inc.	23,368	[b]	818,114
			17,685,031
Consumer Staples Distribution & Retail - .6%
PriceSmart, Inc.	12,508		947,856
SpartanNash Co.	17,117		392,835
The Andersons, Inc.	15,884		913,965
The Chefs' Warehouse, Inc.	17,566	[a]	516,967
United Natural Foods, Inc.	30,144	[a]	489,237
			3,260,860
Energy - 4.2%
Archrock, Inc.	68,536		1,055,454
Bristow Group, Inc.	12,187	[a]	344,526
California Resources Corp.	32,200		1,760,696
Callon Petroleum Co.	27,617	[a,b]	894,791

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Energy - 4.2% (continued)
Comstock Resources, Inc.	45,751	[b]	404,896
CONSOL Energy, Inc.	13,929		1,400,282
Core Laboratories, Inc.	23,175		409,271
CVR Energy, Inc.	14,559		441,138
Dorian LPG Ltd.	17,109		750,572
Dril-Quip, Inc.	16,712	[a]	388,888
Green Plains, Inc.	29,378	[a]	740,913
Helix Energy Solutions Group, Inc.	69,792	[a]	717,462
Helmerich & Payne, Inc.	49,688		1,799,699
Liberty Energy, Inc.	76,643		1,390,304
Nabors Industries Ltd.	4,436	[a]	362,111
Northern Oil & Gas, Inc.	45,385	[b]	1,682,422
Oceaneering International, Inc.	49,817	[a]	1,060,106
Oil States International, Inc.	33,044	[a]	224,369
Par Pacific Holdings, Inc.	27,828	[a]	1,012,104
Patterson-UTI Energy, Inc.	159,958		1,727,546
ProPetro Holding Corp.	43,288	[a]	362,753
REX American Resources Corp.	7,414	[a]	350,682
RPC, Inc.	41,970		305,542
SM Energy Co.	58,070		2,248,470
Talos Energy, Inc.	50,520	[a]	718,900
U.S. Silica Holdings, Inc.	38,257	[a]	432,687
Vital Energy, Inc.	12,317	[a]	560,300
World Kinect Corp.	30,170		687,273
			24,234,157
Equity Real Estate Investment Trusts - 6.8%
Acadia Realty Trust	47,203	[c]	801,979
Alexander & Baldwin, Inc.	36,444	[c]	693,165
American Assets Trust, Inc.	24,227	[c]	545,350
Apple Hospitality REIT, Inc.	106,297	[c]	1,765,593
Armada Hoffler Properties, Inc.	33,805	[c]	418,168
Brandywine Realty Trust	87,687	[c]	473,510
CareTrust REIT, Inc.	59,375	[c]	1,328,812
Centerspace	7,426	[c]	432,193
Chatham Lodging Trust	24,091	[c]	258,256
Community Healthcare Trust, Inc.	12,670	[c]	337,529
DiamondRock Hospitality Co.	103,708	[c]	973,818
Douglas Emmett, Inc.	83,287	[c]	1,207,661
Easterly Government Properties, Inc.	46,725	[b,c]	627,984
Elme Communities	43,987	[c]	642,210
Essential Properties Realty Trust, Inc.	77,868	[c]	1,990,306
Four Corners Property Trust, Inc.	45,019	[b,c]	1,138,981
Getty Realty Corp.	23,866	[c]	697,365

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Equity Real Estate Investment Trusts - 6.8% (continued)
Global Net Lease, Inc.	98,363	[b,c]	978,712
Highwoods Properties, Inc.	52,778	[b,c]	1,211,783
Hudson Pacific Properties, Inc.	63,971	[c]	595,570
Innovative Industrial Properties, Inc.	13,998	[c]	1,411,278
JBG SMITH Properties	43,654	[c]	742,555
LTC Properties, Inc.	20,419	[c]	655,858
LXP Industrial Trust	145,280	[c]	1,441,178
NexPoint Residential Trust, Inc.	11,268	[c]	387,957
Outfront Media, Inc.	72,192	[c]	1,007,800
Pebblebrook Hotel Trust	59,697	[c]	953,958
Phillips Edison & Co., Inc.	59,782	[c]	2,180,847
Retail Opportunity Investments Corp.	62,289	[c]	873,915
Safehold, Inc.	22,165	[c]	518,661
Saul Centers, Inc.	6,395	[c]	251,132
Service Properties Trust	83,018	[c]	708,974
SITE Centers Corp.	90,166	[c]	1,228,963
SL Green Realty Corp.	32,162	[c]	1,452,758
Summit Hotel Properties, Inc.	52,664	[c]	353,902
Sunstone Hotel Investors, Inc.	102,577	[b,c]	1,100,651
Tanger, Inc.	52,243	[c]	1,448,176
The Macerich Company	107,764	[c]	1,662,799
Uniti Group, Inc.	119,914	[c]	693,103
Universal Health Realty Income Trust	6,566	[c]	283,980
Urban Edge Properties	58,666	[c]	1,073,588
Veris Residential, Inc.	40,395	[c]	635,413
Whitestone REIT	23,501	[c]	288,827
Xenia Hotels & Resorts, Inc.	52,657	[c]	717,188
			39,192,406
Financial Services - 6.3%
Apollo Commercial Real Estate Finance, Inc.	64,522	[b,c]	757,488
Arbor Realty Trust, Inc.	94,060	[b,c]	1,427,831
ARMOUR Residential REIT, Inc.	24,367	[b,c]	470,770
Artisan Partners Asset Management, Inc., Cl. A	34,317		1,516,125
B. Riley Financial, Inc.	8,517	[b]	178,772
Blackstone Mortgage Trust, Inc., Cl. A	85,770	[b,c]	1,824,328
Bread Financial Holdings, Inc.	24,626		811,180
Brightsphere Investment Group, Inc.	15,807		302,862
Donnelley Financial Solutions, Inc.	12,322	[a]	768,523
Ellington Financial, Inc.	39,546	[b,c]	502,630
Encore Capital Group, Inc.	11,734	[a]	595,501
Enova International, Inc.	14,909	[a]	825,362

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Financial Services - 6.3% (continued)
EVERTEC, Inc.	32,736		1,340,212
EZCORP, Inc., Cl. A	26,074	[a]	227,887
Franklin BSP Realty Trust, Inc.	41,141	[c]	555,815
Green Dot Corp., Cl. A	23,117	[a]	228,858
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	55,436	[c]	1,528,925
Jackson Financial, Inc., Cl. A	35,313		1,808,026
KKR Real Estate Finance Trust, Inc.	28,760	[c]	380,495
Moelis & Co., Cl. A	33,264	[b]	1,867,108
Mr. Cooper Group, Inc.	32,857	[a]	2,139,648
Navient Corp.	42,212		785,987
NCR Atleos Corp.	33,317	[a]	809,270
New York Mortgage Trust, Inc.	44,556	[b,c]	380,063
NMI Holdings, Inc., Cl. A	40,562	[a]	1,203,880
Payoneer Global, Inc.	130,275	[a]	678,733
PennyMac Mortgage Investment Trust	43,673	[c]	652,911
Piper Sandler Cos.	7,504		1,312,224
PJT Partners, Inc., Cl. A	11,023	[b]	1,122,913
PRA Group, Inc.	19,791	[a]	518,524
PROG Holdings, Inc.	22,297	[a]	689,200
Radian Group, Inc.	76,284		2,177,908
Ready Capital Corp.	78,703	[b,c]	806,706
Redwood Trust, Inc.	58,879	[c]	436,293
StoneX Group, Inc.	13,327	[a]	983,932
Two Harbors Investment Corp.	48,485	[c]	675,396
Virtus Investment Partners, Inc.	3,358		811,830
Walker & Dunlop, Inc.	16,652		1,848,539
WisdomTree, Inc.	55,269		383,014
World Acceptance Corp.	1,685	[a]	219,943
			36,555,612
Food, Beverage & Tobacco - 1.9%
B&G Foods, Inc.	39,113	[b]	410,687
Calavo Growers, Inc.	9,149		269,072
Cal-Maine Foods, Inc.	20,175		1,157,843
Fresh Del Monte Produce, Inc.	16,534		434,018
J&J Snack Foods Corp.	7,694		1,285,975
John B. Sanfilippo & Son, Inc.	4,518		465,535
MGP Ingredients, Inc.	7,719		760,476
National Beverage Corp.	11,707	[a]	582,072
The Hain Celestial Group, Inc.	44,563	[a]	487,965
The Simply Good Foods Company	45,219	[a]	1,790,672
Tootsie Roll Industries, Inc.	8,536		283,737
TreeHouse Foods, Inc.	25,116	[a]	1,041,058

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Food, Beverage & Tobacco - 1.9% (continued)
Universal Corp.	12,125		816,255
Vector Group Ltd.	66,762		753,075
WK Kellogg Co.	33,518		440,427
			10,978,867
Health Care Equipment & Services - 6.0%
AdaptHealth Corp.	40,853	[a]	297,818
Addus HomeCare Corp.	8,173	[a]	758,863
Agiliti, Inc.	18,397	[a]	145,704
AMN Healthcare Services, Inc.	18,927	[a]	1,417,254
Apollo Medical Holdings, Inc.	20,630	[a,b]	790,129
Artivion, Inc.	19,213	[a]	343,528
Avanos Medical, Inc.	23,363	[a]	524,032
Certara, Inc.	52,969	[a]	931,725
CONMED Corp.	15,297		1,675,174
CorVel Corp.	4,523	[a]	1,118,131
Cross Country Healthcare, Inc.	16,494	[a]	373,424
Embecta Corp.	28,598		541,360
Enhabit, Inc.	25,379	[a]	262,673
Fulgent Genetics, Inc.	10,299	[a]	297,744
Glaukos Corp.	24,281	[a]	1,930,097
HealthStream, Inc.	11,832		319,819
ICU Medical, Inc.	10,054	[a]	1,002,786
Integer Holdings Corp.	16,594	[a]	1,644,134
LeMaitre Vascular, Inc.	9,964		565,557
Merit Medical Systems, Inc.	28,790	[a]	2,186,888
ModivCare, Inc.	6,334	[a]	278,633
National HealthCare Corp.	6,644		614,038
NeoGenomics, Inc.	63,591	[a]	1,028,902
Omnicell, Inc.	22,754	[a]	856,233
OraSure Technologies, Inc.	37,252	[a]	305,466
Owens & Minor, Inc.	37,867	[a]	729,697
Pediatrix Medical Group, Inc.	40,777	[a]	379,226
Premier, Inc., Cl. A	59,616		1,333,014
Privia Health Group, Inc.	51,057	[a,b]	1,175,843
RadNet, Inc.	29,981	[a]	1,042,439
Schrodinger, Inc.	27,031	[a,b]	967,710
Select Medical Holdings Corp.	52,241		1,227,663
Simulations Plus, Inc.	7,983		357,239
STAAR Surgical Co.	24,538	[a]	765,831
Tandem Diabetes Care, Inc.	32,708	[a]	967,503
The Ensign Group, Inc.	28,137		3,157,253
U.S. Physical Therapy, Inc.	7,498		698,364
UFP Technologies, Inc.	3,533	[a]	607,817

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Health Care Equipment & Services - 6.0% (continued)
Varex Imaging Corp.	19,994	[a,b]	409,877
Veradigm, Inc.	55,181	[a]	578,849
			34,608,437
Household & Personal Products - 1.9%
Central Garden & Pet Co.	4,731	[a,b]	237,070
Central Garden & Pet Co., Cl. A	20,484	[a]	902,115
e.l.f. Beauty, Inc.	27,529	[a]	3,973,536
Edgewell Personal Care Co.	25,493		933,809
Energizer Holdings, Inc.	33,077		1,047,879
Inter Parfums, Inc.	8,992		1,294,938
Medifast, Inc.	5,395	[b]	362,652
Nu Skin Enterprises, Inc., Cl. A	24,771		481,053
USANA Health Sciences, Inc.	5,494	[a]	294,478
WD-40 Co.	6,773		1,619,221
			11,146,751
Insurance - 2.6%
Ambac Financial Group, Inc.	22,330	[a]	367,998
American Equity Investment Life Holding Co.	31,169		1,739,230
AMERISAFE, Inc.	9,537		446,141
Assured Guaranty Ltd.	27,192		2,034,777
Employers Holdings, Inc.	12,624		497,386
Genworth Financial, Inc., Cl. A	225,114	[a]	1,503,762
Goosehead Insurance, Inc., Cl. A	12,106	[a]	917,635
HCI Group, Inc.	2,909	[b]	254,247
Horace Mann Educators Corp.	20,519		670,971
Lincoln National Corp.	84,681		2,283,847
Mercury General Corp.	13,235		493,798
Palomar Holdings, Inc.	12,210	[a]	677,655
ProAssurance Corp.	25,477		351,328
Safety Insurance Group, Inc.	7,372		560,198
SiriusPoint Ltd.	45,078	[a]	522,905
Stewart Information Services Corp.	13,747		807,636
Trupanion, Inc.	17,944	[a,b]	547,471
United Fire Group, Inc.	10,435		209,952
			14,886,937
Materials - 5.6%
AdvanSix, Inc.	13,379		400,835
Alpha Metallurgical Resources, Inc.	5,897		1,998,611
ATI, Inc.	63,728	[a]	2,897,712
Balchem Corp.	16,113		2,396,809
Carpenter Technology Corp.	24,638		1,744,370
Century Aluminum Co.	25,329	[a]	307,494

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Materials - 5.6% (continued)
Clearwater Paper Corp.	8,059	[a]	291,091
Compass Minerals International, Inc.	16,660		421,831
H.B. Fuller Co.	26,998		2,197,907
Hawkins, Inc.	9,397		661,737
Haynes International, Inc.	6,241		356,049
Ingevity Corp.	16,627	[a]	785,127
Innospec, Inc.	12,391		1,527,067
Kaiser Aluminum Corp.	7,982		568,239
Koppers Holdings, Inc.	10,262		525,620
Materion Corp.	10,324		1,343,462
Mativ Holdings, Inc.	26,829		410,752
Mercer International, Inc.	22,010		208,655
Minerals Technologies, Inc.	16,258		1,159,358
Myers Industries, Inc.	17,989		351,685
O-I Glass, Inc.	77,430	[a]	1,268,303
Olympic Steel, Inc.	4,864		324,429
Quaker Chemical Corp.	6,872		1,466,622
Sealed Air Corp.	68,762		2,511,188
Sensient Technologies Corp.	21,115		1,393,590
Stepan Co.	10,543		996,841
SunCoke Energy, Inc.	41,519		445,914
Sylvamo Corp.	17,611		864,876
TimkenSteel Corp.	19,082	[a]	447,473
Warrior Met Coal, Inc.	26,042		1,587,781
Worthington Steel, Inc.	15,412	[b]	433,077
			32,294,505
Media & Entertainment - 1.9%
AMC Networks, Inc., Cl. A	15,251	[a]	286,566
CarGurus, Inc.	42,714	[a]	1,031,970
Cars.com, Inc.	31,044	[a]	588,905
Cinemark Holdings, Inc.	52,928	[a,b]	745,756
DISH Network Corp., Cl. A	123,775	[a]	714,182
John Wiley & Sons, Inc., Cl. A	20,968		665,524
Madison Square Garden Sports Corp.	8,317	[a]	1,512,280
QuinStreet, Inc.	26,071	[a]	334,230
Scholastic Corp.	13,576		511,815
Shutterstock, Inc.	12,105		584,429
TechTarget, Inc.	13,016	[a]	453,738
The E.W. Scripps Company, Cl. A	29,503	[a]	235,729
The Marcus Corp.	11,799		172,029
Thryv Holdings, Inc.	15,648	[a]	318,437
TripAdvisor, Inc.	54,188	[a]	1,166,668

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Media & Entertainment - 1.9% (continued)
Yelp, Inc.	34,124	[a]	1,615,430
			10,937,688
Pharmaceuticals, Biotechnology & Life Sciences - 4.4%
Alkermes PLC	82,919	[a]	2,300,173
Amphastar Pharmaceuticals, Inc.	18,651	[a]	1,153,564
ANI Pharmaceuticals, Inc.	7,538	[a]	415,645
Arcus Biosciences, Inc.	26,525	[a]	506,628
BioLife Solutions, Inc.	16,951	[a,b]	275,454
Catalyst Pharmaceuticals, Inc.	50,402	[a]	847,258
Collegium Pharmaceutical, Inc.	16,288	[a]	501,345
Corcept Therapeutics, Inc.	44,940	[a]	1,459,651
Cytek Biosciences, Inc.	48,940	[a,b]	446,333
Cytokinetics, Inc.	48,922	[a]	4,084,498
Dynavax Technologies Corp.	63,936	[a]	893,825
Fortrea Holdings, Inc.	44,183	[a]	1,541,987
Harmony Biosciences Holdings, Inc.	16,552	[a]	534,630
Innoviva, Inc.	28,598	[a]	458,712
Ironwood Pharmaceuticals, Inc.	68,750	[a]	786,500
Ligand Pharmaceuticals, Inc.	8,121	[a]	580,002
Mesa Laboratories, Inc.	2,595		271,878
Myriad Genetics, Inc.	44,233	[a]	846,620
Organon & Co.	127,148		1,833,474
Pacira Biosciences, Inc.	23,390	[a]	789,179
Phibro Animal Health Corp., Cl. A	10,511		121,717
Prestige Consumer Healthcare, Inc.	24,734	[a]	1,514,215
REGENXBIO, Inc.	19,861	[a]	356,505
Supernus Pharmaceuticals, Inc.	27,395	[a]	792,811
Vericel Corp.	23,639	[a]	841,785
Vir Biotechnology, Inc.	42,398	[a]	426,524
Xencor, Inc.	30,323	[a]	643,757
			25,224,670
Real Estate Management & Development - .7%
Anywhere Real Estate, Inc.	56,353	[a]	457,023
Cushman & Wakefield PLC	83,610	[a]	902,988
eXp World Holdings, Inc.	37,870	[b]	587,742
Kennedy-Wilson Holdings, Inc.	59,651		738,479
Marcus & Millichap, Inc.	11,809	[b]	515,817
The St. Joe Company	17,703		1,065,367
			4,267,416
Semiconductors & Semiconductor Equipment - 3.1%
Alpha & Omega Semiconductor Ltd.	11,265	[a]	293,566
Axcelis Technologies, Inc.	16,325	[a]	2,117,189
CEVA, Inc.	11,885	[a]	269,908

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Semiconductors & Semiconductor Equipment - 3.1% (continued)
Cohu, Inc.	23,863	[a]	844,512
Diodes, Inc.	22,855	[a]	1,840,285
FormFactor, Inc.	38,799	[a]	1,618,306
Ichor Holdings Ltd.	14,421	[a]	484,978
Kulicke & Soffa Industries, Inc.	28,093		1,537,249
MaxLinear, Inc.	37,196	[a]	884,149
PDF Solutions, Inc.	15,448	[a]	496,499
Photronics, Inc.	31,428	[a]	985,896
Semtech Corp.	32,256	[a]	706,729
SiTime Corp.	8,619	[a,b]	1,052,208
SMART Global Holdings, Inc.	25,735	[a]	487,164
SolarEdge Technologies, Inc.	26,916	[a,b]	2,519,338
Ultra Clean Holdings, Inc.	22,201	[a]	757,942
Veeco Instruments, Inc.	28,215	[a]	875,511
			17,771,429
Software & Services - 3.9%
A10 Networks, Inc.	34,396		452,995
ACI Worldwide, Inc.	54,206	[a]	1,658,704
Adeia, Inc.	54,080		670,051
Agilysys, Inc.	10,062	[a]	853,459
Alarm.com Holdings, Inc.	24,969	[a]	1,613,497
Cerence, Inc.	19,712	[a]	387,538
Consensus Cloud Solutions, Inc.	8,776	[a]	230,019
Digital Turbine, Inc.	44,404	[a]	304,611
DoubleVerify Holdings, Inc.	69,348	[a]	2,550,619
DXC Technology Co.	96,578	[a]	2,208,739
Envestnet, Inc.	24,751	[a]	1,225,670
InterDigital, Inc.	12,827		1,392,243
Liveramp Holdings, Inc.	32,761	[a]	1,240,987
N-Able, Inc.	34,393	[a]	455,707
NCR Voyix Corp.	66,756	[a]	1,128,844
Perficient, Inc.	17,345	[a]	1,141,648
Progress Software Corp.	21,668		1,176,572
SPS Commerce, Inc.	18,332	[a]	3,553,475
Xperi, Inc.	21,633	[a]	238,396
			22,483,774
Technology Hardware & Equipment - 5.1%
ADTRAN Holdings, Inc.	36,403	[b]	267,198
Advanced Energy Industries, Inc.	18,607		2,026,674
Arlo Technologies, Inc.	46,361	[a]	441,357
Badger Meter, Inc.	14,640		2,259,977
Benchmark Electronics, Inc.	17,680		488,675

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Technology Hardware & Equipment - 5.1% (continued)
Corsair Gaming, Inc.	21,469	[a]	302,713
CTS Corp.	15,435		675,127
Digi International, Inc.	17,886	[a]	465,036
ePlus, Inc.	13,403	[a]	1,070,096
Extreme Networks, Inc.	64,873	[a]	1,144,360
Fabrinet	18,118	[a]	3,448,399
Harmonic, Inc.	56,204	[a,b]	732,900
Insight Enterprises, Inc.	13,826	[a]	2,449,829
Itron, Inc.	22,638	[a]	1,709,395
Knowles Corp.	44,635	[a]	799,413
Methode Electronics, Inc.	17,754		403,548
NETSCOUT Systems, Inc.	35,421	[a]	777,491
OSI Systems, Inc.	7,799	[a]	1,006,461
PC Connection, Inc.	5,693		382,627
Plexus Corp.	13,657	[a]	1,476,731
Rogers Corp.	8,350	[a]	1,102,784
Sanmina Corp.	28,452	[a]	1,461,579
ScanSource, Inc.	12,556	[a]	497,343
TTM Technologies, Inc.	50,868	[a]	804,223
Viasat, Inc.	37,515	[a,b]	1,048,544
Viavi Solutions, Inc.	110,264	[a]	1,110,358
Xerox Holdings Corp.	56,558		1,036,708
			29,389,546
Telecommunication Services - .8%
ATN International, Inc.	5,311		206,970
Cogent Communications Holdings, Inc.	21,616		1,644,113
Consolidated Communications Holdings, Inc.	37,732	[a]	164,134
EchoStar Corp., Cl. A	16,565	[a]	274,482
Gogo, Inc.	30,147	[a]	305,389
Lumen Technologies, Inc.	497,517	[a]	910,456
Shenandoah Telecommunications Co.	25,156		543,873
Telephone & Data Systems, Inc.	48,746		894,489
			4,943,906
Transportation - 2.3%
Alaska Air Group, Inc.	60,965	[a,b]	2,381,903
Allegiant Travel Co.	7,557		624,284
ArcBest Corp.	11,805		1,419,079
Forward Air Corp.	12,745		801,278
Heartland Express, Inc.	22,501		320,864
Hub Group, Inc., Cl. A	15,561	[a]	1,430,678
JetBlue Airways Corp.	166,434	[a,b]	923,709
Marten Transport Ltd.	28,892		606,154

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Transportation - 2.3% (continued)
Matson, Inc.	17,421		1,909,342
RXO, Inc.	58,391	[a]	1,358,175
SkyWest, Inc.	20,496	[a]	1,069,891
Sun Country Airlines Holdings, Inc.	19,015	[a]	299,106
			13,144,463
Utilities - 2.0%
American States Water Co.	18,451		1,483,829
Avista Corp.	38,496		1,375,847
California Water Service Group	28,741		1,490,796
Chesapeake Utilities Corp.	10,841		1,145,135
Clearway Energy, Inc., Cl. A	17,469		446,857
Clearway Energy, Inc., Cl. C	40,852		1,120,570
Middlesex Water Co.	8,842		580,212
Northwest Natural Holding Co.	18,142		706,449
Otter Tail Corp.	20,829		1,769,840
SJW Group	14,601		954,175
Unitil Corp.	7,988		419,929
			11,493,639
Total Common Stocks (cost $390,787,908)			573,138,041

Exchange-Traded Funds - 1.3%
Registered Investment Companies - 1.3%
iShares Core S&P Small-Cap ETF (cost $7,121,697)	67,799		7,339,242
	Number of Rights
Rights - .0%
Pharmaceuticals, Biotechnology & Life Sciences - .0%
Omniab Operations, Inc.-Earnout 12.5	3,619	[d]	0
Omniab Operations, Inc.-Earnout 15.0	3,619	[d]	0
Total Rights (cost $12,944)			0

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,398,157)	5.43	5,398,157	[e]	5,398,157

Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,732,014)	5.43	9,732,014	[e]	9,732,014
Total Investments (cost $413,052,720)		102.9%		595,607,454
Liabilities, Less Cash and Receivables		(2.9%)		(16,747,242)
Net Assets		100.0%		578,860,212

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $39,485,437 and the value of the collateral was $42,692,352, consisting of cash collateral of $9,732,014 and U.S. Government & Agency securities valued at $32,960,338. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at December 31, 2023. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	18.3
Industrials	17.3
Consumer Discretionary	14.7
Information Technology	12.0
Health Care	10.3
Real Estate	7.5
Materials	5.6
Consumer Staples	4.4
Energy	4.2
Investment Companies	3.9
Communication Services	2.7
Utilities	2.0
102.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	2,521,914	65,687,371	(62,811,128)	5,398,157	101,099
Investment of Cash Collateral for Securities Loaned - 1.7%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	-	53,779,386	(44,047,372)	9,732,014	63,637	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	4,363,084	34,787,563	(39,150,647)	-	63,786	†††
Total - 2.6%	6,884,998	154,254,320	(146,009,147)	15,130,171	228,522

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Russell 2000	29	3/15/2024	2,757,954	2,969,165	211,211
Gross Unrealized Appreciation				211,211

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $39,485,437)—Note 1(c):
Unaffiliated issuers	397,922,549	580,477,283
Affiliated issuers	15,130,171	15,130,171
Cash		9,537
Receivable for investment securities sold		3,230,317
Dividends and securities lending income receivable		755,536
Receivable for shares of Beneficial Interest subscribed		232,148
Cash collateral held by broker—Note 4		219,000
		600,053,992
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		281,989
Liability for securities on loan—Note 1(c)		9,732,014
Payable for investment securities purchased		6,383,658
Payable for shares of Beneficial Interest redeemed		4,739,602
Payable for futures variation margin—Note 4		45,820
Trustees’ fees and expenses payable		10,697
		21,193,780
Net Assets ($)		578,860,212
Composition of Net Assets ($):
Paid-in capital		387,680,359
Total distributable earnings (loss)		191,179,853
Net Assets ($)		578,860,212

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	31,155,587
Net Asset Value Per Share ($)	18.58

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $7,903 foreign taxes withheld at source):
Unaffiliated issuers	9,478,984
Affiliated issuers	101,099
Income from securities lending—Note 1(c)	127,423
Interest	12,679
Total Income	9,720,185
Expenses:
Management fee—Note 3(a)	1,862,302
Distribution fees—Note 3(b)	1,330,216
Trustees’ fees—Note 3(a,c)	36,500
Loan commitment fees—Note 2	15,100
Interest expense—Note 2	2,980
Total Expenses	3,247,098
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(36,500)
Net Expenses	3,210,598
Net Investment Income	6,509,587
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,289,961
Net realized gain (loss) on futures	72,543
Net Realized Gain (Loss)	16,362,504
Net change in unrealized appreciation (depreciation) on investments	54,675,376
Net change in unrealized appreciation (depreciation) on futures	270,498
Net Change in Unrealized Appreciation (Depreciation)	54,945,874
Net Realized and Unrealized Gain (Loss) on Investments	71,308,378
Net Increase in Net Assets Resulting from Operations	77,817,965

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	6,509,587	5,512,322
Net realized gain (loss) on investments	16,362,504	32,601,694
Net change in unrealized appreciation (depreciation) on investments	54,945,874	(149,831,385)
Net Increase (Decrease) in Net Assets Resulting from Operations	77,817,965	(111,717,369)
Distributions ($):
Distributions to shareholders	(34,981,170)	(76,196,225)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	59,813,229	57,585,244
Distributions reinvested	34,981,170	76,196,225
Cost of shares redeemed	(82,660,307)	(145,001,712)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	12,134,092	(11,220,243)
Total Increase (Decrease) in Net Assets	54,970,887	(199,133,837)
Net Assets ($):
Beginning of Period	523,889,325	723,023,162
End of Period	578,860,212	523,889,325
Capital Share Transactions (Shares):
Shares sold	3,526,529	3,075,378
Shares issued for distributions reinvested	2,162,001	3,865,866
Shares redeemed	(4,879,125)	(7,296,870)
Net Increase (Decrease) in Shares Outstanding	809,405	(355,626)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.26	23.55	19.06	19.06	17.17
Investment Operations:
Net investment income[a]	.21	.18	.16	.14	.17
Net realized and unrealized gain (loss) on investments	2.28	(3.76)	4.79	1.04	3.48
Total from Investment Operations	2.49	(3.58)	4.95	1.18	3.65
Distributions:
Dividends from net investment income	(.19)	(.19)	(.15)	(.18)	(.17)
Dividends from net realized gain on investments	(.98)	(2.52)	(.31)	(1.00)	(1.59)
Total Distributions	(1.17)	(2.71)	(.46)	(1.18)	(1.76)
Net asset value, end of period	18.58	17.26	23.55	19.06	19.06
Total Return (%)	15.39	(16.65)	26.14	10.64	22.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	1.22	.97	.73	.95	.94
Portfolio Turnover Rate	38.37	28.27	46.01	47.77	28.13
Net Assets, end of period ($ x 1,000)	578,860	523,889	723,023	617,985	576,508

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s® SmallCap 600 Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

NOTES TO FINANCIAL STATEMENTS (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	573,138,041	-	-	573,138,041
Exchange-Traded Funds	7,339,242	-	-	7,339,242
Investment Companies	15,130,171	-	-	15,130,171

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Rights	-	-	0	0
Other Financial Instruments:
Futures††	211,211	-	-	211,211

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 12/31/2022†	0
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 12/31/2023†	0
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2023	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2023, BNY Mellon earned $17,363 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	39,485,437		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	39,485,437		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(39,485,437)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Indexing Strategy Risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses and/or use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,643,694, undistributed capital gains $13,020,319 and unrealized appreciation $171,515,840.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $5,623,692 and $13,586,552, and long-term capital gains $29,357,478 and $62,609,673, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended December 31, 2023, the fund was charged $2,980 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2023 was approximately $46,849 with a related weighted average annualized rate of 6.36%.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The fund’s Adviser has agreed in its management agreement with the fund to pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Adviser has further agreed to reduce its fees in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the management agreement may not be amended without the approval of the fund’s shareholders. During the period ended December 31, 2023, fees reimbursed by the Adviser amounted to $36,500.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2023, the fund was charged $1,330,216 pursuant to the Distribution Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $166,302 and Distribution Plan fees of $118,787, which are offset against an expense reimbursement currently in effect in the amount of $3,100.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2023, amounted to $204,182,318 and $215,320,682, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended December 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2023 are set forth in the Statement of Investments.

The following table summarizes the average market value of derivatives outstanding during the period ended December 31, 2023:

Average Market Value ($)
Equity futures	2,659,160

At December 31, 2023, the cost of investments for federal income tax purposes was $424,091,614; accordingly, accumulated net unrealized appreciation on investments was $171,515,840, consisting of $221,712,507 gross unrealized appreciation and $50,196,667 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Small Cap Stock Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Small Cap Stock Index Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios (the “Trust”)), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2024

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.99% of the ordinary dividends paid during the fiscal year ended December 31, 2023 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund hereby reports $.9762 per share as a long-term capital gain distribution paid on March 30, 2023.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 1-2, 2023, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Service shares with the performance of a group of small-cap core pure index funds underlying variable insurance products (“VIPs”) benchmarked against the S&P SmallCap Index selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended May 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all small-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at the Performance Group median for all periods and was above the Performance Universe median for all periods, except for the one- and two-year periods when the fund’s total return performance was below the Performance Universe median. It was noted that there were only two other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four-star overall rating from Morningstar and a four-star rating for the ten-year period based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third party services covered by the Agreement. Taking into account the fund’s unitary fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall relative performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1998)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

J. Charles Cardona (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 38

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

Isabel P. Dunst (76)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-December 2021)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (80)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 29

———————

Robin A. Melvin (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 57

———————

Tamara Belinfanti (48)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (82)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0410AR1223

BNY Mellon Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by Portfolio Managers Jonathan Piskorowski and Robert Zeuthen of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Investment Portfolios, Technology Growth Portfolio’s (the “fund”) Initial shares produced a total return of 59.42%, and its Service shares produced a total return of 59.00%.1 The fund’s benchmarks, the NYSE® Technology Index (the “Index”) and the S&P 500® Index, produced total returns of 70.79% and 26.27%, respectively, over the same period.2,3

Technology stocks posted gains during the reporting period as inflation eased, and investors began to anticipate a “soft landing” and the end of the Federal Reserve’s (the “Fed”) interest-rate hiking cycle. The fund lagged the Index, primarily due to unfavorable stock selection.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of growth companies of any size that the fund’s sub-adviser believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities.

In choosing stocks, the fund’s sub-adviser looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multidimensional approach that looks for opportunities across emerging, cyclical or stable growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles, and/or favorable valuations.

Equities Post Solid Gains on Falling Inflation and Anticipated Easing

Investor sentiment improved during the period due to a variety of factors, including easing inflation, a slower pace of interest-rate increases and the U.S. government’s quick response to the regional banking crisis. The market was also supported early on by the launch of ChatGPT by Open AI and later by relatively strong economic growth.

The primary beneficiaries of this support were large-cap companies, especially the “Magnificent 7,” including Microsoft Corp., Alphabet, Inc., Apple, Inc., Tesla, Inc., Amazon.com, Inc., NVIDIA Corp., and Meta Platforms, Inc. Later in the period, falling rates contributed to a broadening of the rally to long-duration stocks in certain high-growth industries.

The banking crisis that emerged among U.S. regional banks in March 2023 resulted in some short-lived volatility. But actions by the Federal Deposit Insurance Corporation to secure deposits and by the Fed to provide additional liquidity helped calm the situation, and markets generally recovered quickly.

2

With the banking crisis addressed, the Fed’s actions remained the dominant theme as it continued its tightening policies aimed at curbing inflation. Rate hikes hindered markets at times, but as the period progressed, the Fed reduced the size and pace of its rate increases, pausing in June 2023 and refraining from further hikes through the end of the year.

The growing hope that the Fed could engineer a “soft landing” kept markets buoyant as economic growth and employment remained stronger than expected. But inflation ticked up late in the period, and the Fed indicated that rates could remain “higher for longer.” This produced some volatility, but markets rebounded strongly late in the year, assisted by strong corporate earnings and the belief that rate hikes would end soon and rate cuts were on the horizon.

Stock Selection Hindered Returns

The fund lagged the Index due primarily to stock selection. Although the semiconductor industry performed well, the fund’s position in ON Semiconductor Corp. hampered performance. The company performed poorly due to its exposure to weakness in the automobile market. The fund’s performance was also hampered by a position in Illumina, Inc., a health care equipment company. Shares declined on management turnover and weakening fundamentals.

On the other hand, the fund benefited from exposure to software and internet companies, whose valuations benefited from falling interest rates. A position in JFrog Ltd., a software vendor, performed well as the company’s new offerings in the cybersecurity space raised expectations for improved revenue growth in 2024. In addition, the fund’s exposure to ServiceNow, Inc., a software platform that helps enterprises transform their business processes, was also beneficial. The stock rose due to strong growth and to the beginnings of innovations related to artificial intelligence. Two internet companies also added to relative returns. Shares of Shopify, Inc., a company that assists companies with online sales, performed well on improved margins resulting from cost-cutting initiatives. Shares of Twilio, Inc., whose products help companies with telephone, text messaging and other communication functions, were also advantageous. They rose on news of a restructuring program designed to improve profit margins.

Well-Positioned for Thematic Tailwinds

The prospect of easing inflation and a “soft landing” is likely to benefit fundamentals in the technology space. In addition, we believe the fund is well-positioned to benefit from thematic tailwinds, including artificial intelligence, cyber security and digital transformation.

January 16, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S., technology-related companies. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Technology Growth Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Investment Portfolios, Technology Growth Portfolio with a hypothetical investment of $10,000 in the NYSE® Technology Index and S&P 500® Index.

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in each of the Initial shares and Service shares of BNY Mellon Investment Portfolios, Technology Growth Portfolio on 12/31/13 to a hypothetical investment of $10,000 made in the NYSE® Technology Index and S&P 500® Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The NYSE® Technology Index is an equal-dollar weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/2023
	1 Year	5 Years	10 Years
Initial shares	59.42%	15.59%	13.22%
Service shares	59.00%	15.31%	12.94%
NYSE® Technology Index	70.79%	23.62%	18.15%
S&P 500® Index	26.27%	15.68%	12.02%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Technology Growth Portfolio from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.22	$5.57
Ending value (after expenses)	$1,148.90	$1,147.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.97	$5.24
Ending value (after expenses)	$1,021.27	$1,020.01
†

Expenses are equal to the fund’s annualized expense ratio of .78% for Initial Shares and 1.03% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2023

Description	Shares		Value ($)
Common Stocks - 97.7%
Application Software - 10.9%
Adobe, Inc.	44,982	[a]	26,836,262
DoubleVerify Holdings, Inc.	222,019	[a]	8,165,859
HubSpot, Inc.	40,998	[a]	23,800,979
Intuit, Inc.	42,694		26,685,031
Salesforce, Inc.	103,204	[a]	27,157,100
			112,645,231
Automotive Parts & Equipment - 1.9%
Mobileye Global, Inc., Cl. A	443,078	[a,b]	19,194,139
Broadline Retail - 5.6%
Alibaba Group Holding Ltd., ADR	201,038		15,582,455
Amazon.com, Inc.	276,910	[a]	42,073,705
			57,656,160
Health Care Equipment - 1.6%
Intuitive Surgical, Inc.	47,449	[a]	16,007,395
Hotels, Resorts & Cruise Lines - 1.5%
Airbnb, Inc., Cl. A	112,863	[a]	15,365,169
Interactive Media & Services - 8.5%
Alphabet, Inc., Cl. C	275,863	[a]	38,877,373
Meta Platforms, Inc., Cl. A	138,027	[a]	48,856,037
			87,733,410
Internet Services & Infrastructure - 11.9%
Akamai Technologies, Inc.	168,277	[a]	19,915,583
Shopify, Inc., Cl. A	695,904	[a]	54,210,922
Snowflake, Inc., Cl. A	150,733	[a]	29,995,867
Twilio, Inc., Cl. A	248,407	[a]	18,846,639
			122,969,011
Movies & Entertainment - 4.1%
Netflix, Inc.	86,659	[a]	42,192,534
Passenger Ground Transportation - 5.6%
Uber Technologies, Inc.	943,551	[a]	58,094,435
Real Estate Services - 1.6%
CoStar Group, Inc.	190,476	[a]	16,645,698
Semiconductor Materials & Equipment - 11.4%
Applied Materials, Inc.	337,308		54,667,507
ASML Holding NV	24,868		18,823,087
Lam Research Corp.	45,549		35,676,710
MKS Instruments, Inc.	86,177		8,865,028
			118,032,332
Semiconductors - 17.5%
Infineon Technologies AG, ADR	273,693		11,454,052
Micron Technology, Inc.	271,421		23,163,068

8

Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
Semiconductors - 17.5% (continued)
NVIDIA Corp.		116,108		57,499,004
ON Semiconductor Corp.		101,972	[a]	8,517,721
Qualcomm, Inc.		178,445		25,808,500
Synaptics, Inc.		132,851	[a]	15,155,642
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		377,589		39,269,256
				180,867,243
Systems Software - 12.7%
JFrog Ltd.		601,434	[a]	20,815,631
Microsoft Corp.		144,266		54,249,787
ServiceNow, Inc.		79,501	[a]	56,166,661
				131,232,079
Technology Hardware, Storage & Equipment - 2.9%
Apple, Inc.		154,617		29,768,411
Total Common Stocks (cost $600,287,358)				1,008,403,247

Private Equity - .9%
Real Estate Services - .1%
Roofstock		83,989	[a,c]	734,064
Systems Software - .8%
Databricks, Inc., Ser. H (Preferred)		71,556	[a,c]	7,250,769
Databricks, Inc., Ser. I (Preferred)		6,159	[a,c]	624,091
				7,874,860
Total Private Equity (cost $8,187,342)				8,608,924
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $15,377,438)	5.43	15,377,438	[d]	15,377,438

9

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,515,494)	5.43	7,515,494	[d]	7,515,494
Total Investments (cost $631,367,632)		100.8%		1,039,905,103
Liabilities, Less Cash and Receivables		(.8%)		(7,893,029)
Net Assets		100.0%		1,032,012,074

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $7,275,334 and the value of the collateral was $7,515,494, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

c The fund held Level 3 securities at December 31, 2023. These securities were valued at $8,608,924 or ..8% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	67.4
Communication Services	12.6
Consumer Discretionary	8.9
Industrials	5.6
Investment Companies	2.2
Real Estate	1.7
Health Care	1.6
Technology	.8
100.8

† Based on net assets.

See notes to financial statements.

10

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	28,162,576	165,111,127	(177,896,265)	15,377,438	602,756
Investment of Cash Collateral for Securities Loaned - .7%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	-	27,977,927	(20,462,433)	7,515,494	5,799	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	30,535,275	(30,535,275)	-	19,676	†††
Total - 2.2%	28,162,576	223,624,329	(228,893,973)	22,892,932	628,231

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,275,334)—Note 1(c):
Unaffiliated issuers	608,474,700	1,017,012,171
Affiliated issuers	22,892,932	22,892,932
Cash denominated in foreign currency	53,099	53,223
Dividends and securities lending income receivable		560,845
Receivable for shares of Beneficial Interest subscribed		77,501
Tax reclaim receivable—Note 1(b)		46,092
Prepaid expenses		3,382
		1,040,646,146
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		817,227
Liability for securities on loan—Note 1(c)		7,515,494
Payable for shares of Beneficial Interest redeemed		238,621
Trustees’ fees and expenses payable		1,151
Other accrued expenses		61,579
		8,634,072
Net Assets ($)		1,032,012,074
Composition of Net Assets ($):
Paid-in capital		713,304,845
Total distributable earnings (loss)		318,707,229
Net Assets ($)		1,032,012,074

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	265,979,816	766,032,258
Shares Outstanding	9,495,588	30,436,150
Net Asset Value Per Share ($)	28.01	25.17

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $193,947 foreign taxes withheld at source):
Unaffiliated issuers	3,634,641
Affiliated issuers	602,756
Income from securities lending—Note 1(c)	25,475
Total Income	4,262,872
Expenses:
Management fee—Note 3(a)	6,544,993
Distribution fees—Note 3(b)	1,634,993
Professional fees	93,175
Trustees’ fees and expenses—Note 3(c)	46,654
Custodian fees—Note 3(b)	21,777
Chief Compliance Officer fees—Note 3(b)	21,396
Prospectus and shareholders’ reports	18,932
Loan commitment fees—Note 2	18,172
Interest expense—Note 2	2,598
Shareholder servicing costs—Note 3(b)	1,083
Miscellaneous	30,926
Total Expenses	8,434,699
Less—reduction in fees due to earnings credits—Note 3(b)	(899)
Net Expenses	8,433,800
Net Investment (Loss)	(4,170,928)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,802,503
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	396,522,014
Net Realized and Unrealized Gain (Loss) on Investments	402,324,517
Net Increase in Net Assets Resulting from Operations	398,153,589

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment (loss)	(4,170,928)	(3,724,593)
Net realized gain (loss) on investments	5,802,503	(94,905,075)
Net change in unrealized appreciation (depreciation) on investments	396,522,014	(444,413,574)
Net Increase (Decrease) in Net Assets Resulting from Operations	398,153,589	(543,043,242)
Distributions ($):
Distributions to shareholders:
Initial Shares	-	(18,328,459)
Service Shares	-	(64,142,065)
Total Distributions	-	(82,470,524)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	24,565,412	41,299,031
Service Shares	29,448,379	106,323,778
Distributions reinvested:
Initial Shares	-	18,328,459
Service Shares	-	64,142,065
Cost of shares redeemed:
Initial Shares	(23,157,838)	(13,680,329)
Service Shares	(84,681,382)	(22,753,772)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(53,825,429)	193,659,232
Total Increase (Decrease) in Net Assets	344,328,160	(431,854,534)
Net Assets ($):
Beginning of Period	687,683,914	1,119,538,448
End of Period	1,032,012,074	687,683,914
Capital Share Transactions (Shares):
Initial Shares
Shares sold	1,149,888	1,802,628
Shares issued for distributions reinvested	-	671,126
Shares redeemed	(985,828)	(618,088)
Net Increase (Decrease) in Shares Outstanding	164,060	1,855,666
Service Shares
Shares sold	1,437,092	5,281,754
Shares issued for distributions reinvested	-	2,603,168
Shares redeemed	(4,086,349)	(1,127,749)
Net Increase (Decrease) in Shares Outstanding	(2,649,257)	6,757,173

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.57	35.59	36.68	25.26	22.56
Investment Operations:
Net investment income (loss)[a]	(.07)	(.06)	(.17)	(.03)	.08
Net realized and unrealized gain (loss) on investments	10.51	(15.61)	4.14	14.68	5.55
Total from Investment Operations	10.44	(15.67)	3.97	14.65	5.63
Distributions:
Dividends from net investment income	-	-	-	(.08)	-
Dividends from net realized gain on investments	-	(2.35)	(5.06)	(3.15)	(2.93)
Total Distributions	-	(2.35)	(5.06)	(3.23)	(2.93)
Net asset value, end of period	28.01	17.57	35.59	36.68	25.26
Total Return (%)	59.42	(46.39)	12.93	69.92	25.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.78	.78	.79
Ratio of net expenses to average net assets	.78	.78	.78	.78	.79
Ratio of net investment income (loss) to average net assets	(.29)	(.27)	(.49)	(.10)	.33
Portfolio Turnover Rate	36.88	51.13	38.70	80.81	77.56
Net Assets, end of period ($ x 1,000)	265,980	163,979	266,078	227,325	140,591

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.83	32.42	33.95	23.63	21.31
Investment Operations:
Net investment income (loss)[a]	(.11)	(.10)	(.24)	(.09)	.02
Net realized and unrealized gain (loss) on investments	9.45	(14.14)	3.77	13.58	5.23
Total from Investment Operations	9.34	(14.24)	3.53	13.49	5.25
Distributions:
Dividends from net investment income	-	-	-	(.02)	-
Dividends from net realized gain on investments	-	(2.35)	(5.06)	(3.15)	(2.93)
Total Distributions	-	(2.35)	(5.06)	(3.17)	(2.93)
Net asset value, end of period	25.17	15.83	32.42	33.95	23.63
Total Return (%)	59.00	(46.52)	12.64	69.57	25.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.03	1.03	1.04
Ratio of net expenses to average net assets	1.03	1.03	1.03	1.03	1.04
Ratio of net investment income (loss) to average net assets	(.54)	(.52)	(.74)	(.34)	.08
Portfolio Turnover Rate	36.88	51.13	38.70	80.81	77.56
Net Assets, end of period ($ x 1,000)	766,032	523,705	853,460	736,258	475,148

a Based on average shares outstanding.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Technology Growth Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

17

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

18

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either

19

NOTES TO FINANCIAL STATEMENTS (continued)

categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,008,403,247	-	-	1,008,403,247
Equity Securities - Private Equity	-	-	8,608,924	8,608,924
Investment Companies	22,892,932	-	-	22,892,932

† See Statement of Investments for additional detailed categorizations, if any.

20

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity ($)
Balance as of 12/31/2022†	2,962,943
Purchases/Issuances	452,687
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	5,193,294
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 12/31/2023†	8,608,924
The amount of total net realized gains (losses) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2023	5,193,294

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of December 31, 2023. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range		Median
				Low	High
Private Equity:
Databricks, Ser. H (Preferred)	7,250,769	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	12.2x	22.2x	18.5x
Databricks, Ser. I (Preferred)	624,091	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	12.2x	22.2x	18.5x
Roofstock	734,064	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.3x	12.9x	1.2x

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign

21

NOTES TO FINANCIAL STATEMENTS (continued)

exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in

22

addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2023, BNY Mellon earned $3,473 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	7,275,334		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	7,275,334		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(7,275,334)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or

23

NOTES TO FINANCIAL STATEMENTS (continued)

developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Technology Company Risk: The technology sector has been among the most volatile sectors of the stock market. Because the fund’s investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund’s ability to sell these securities.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

24

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $89,697,167 and unrealized appreciation $408,404,396.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2023. The fund has $89,697,167 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: long-term capital gains $0 and $82,470,524, respectively.

During the period ended December 31, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $4,170,928 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be

25

NOTES TO FINANCIAL STATEMENTS (continued)

utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended December 31, 2023, the fund was charged $2,598 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2023 was approximately $41,918 with a related weighted average annualized rate of 6.20%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2023, Service shares were charged $1,634,993 pursuant to the Distribution Plan.

26

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $899 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits of $899.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2023, the fund was charged $21,777 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $21,396 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $643,546, Distribution Plan fees of $159,349, Custodian fees of $8,877, Chief Compliance Officer fees of $5,303 and Transfer Agent fees of $152.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2023, amounted to $316,930,687 and $357,066,435, respectively.

At December 31, 2023, the cost of investments for federal income tax purposes was $631,500,831; accordingly, accumulated net unrealized appreciation on investments was $408,404,272, consisting of $426,324,949 gross unrealized appreciation and $17,920,677 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Technology Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Technology Growth Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios (the “Trust”)), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2024

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 1-2, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment advisory personnel, resources and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on

30

classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of science and technology funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all science and technology funds underlying VIPs (the “Performance Universe”), all for various periods ended May 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all science and technology funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the one-year period when the fund’s total return performance was above the median, and was below the Performance Universe median for all periods. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that, effective in March 2022 and October 2022, the fund appointed new primary portfolio managers. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

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• The Board was satisfied with the fund’s recent relative performance and, noting the relatively recent appointment of the portfolio management team, determined to continue to monitor the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1998)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

J. Charles Cardona (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 38

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

34

Isabel P. Dunst (76)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-December 2021)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (80)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 29

———————

Robin A. Melvin (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 57

———————

Tamara Belinfanti (48)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (82)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

37

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Investment Portfolios, Technology Growth Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0175AR1223

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $106,650 in 2022 and $108,783 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $21,515 in 2022 and $22,009 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $14,289 in 2022 and $14,289 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $11,211 in 2022 and $11,211 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $80 in 2022 and $101 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,803,830 in 2022 and $1,865,667 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Portfolios

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 8, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 8, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)